UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 16, 2010

NEXT, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	0-25247	95-4675095
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

7625 HAMILTON PARK DRIVE, SUITE 12, CHATTANOOGA, TENNESSEE 37421
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(423) 296-8213
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On August 16, 2010 (the "Effective Date"), Next, Inc., a Delaware corporation (the "Company"), Next Marketing, Inc., a Delaware corporation and the Company's wholly-owned subsidiary (the "Seller"), and T-Shirt International, Inc., a West Virginia corporation (the "Buyer"), entered into an Asset Purchase Agreement (the "APA") providing for the sale of certain assets of the Seller (the "Purchased Assets") to the Buyer (the "Sale of Assets").  The Sale of Assets is an important step in a contemplated liquidation of the Company.  The Buyer will pay for the Purchased Assets at closing (the "Closing") total consideration of $3,184,000.  Payment will consist of cash directly to the Company and a cash payment of the aggregate principal amount of indebtedness owed by the Company as of the date of closing (the "Closing Date") on its revolving credit facility with National City Bank of Indiana, made directly to National City Bank of Indiana.  The total consideration will be adjusted up or down as measured by the difference between (a) the value of the Company's Inventory and Prepaid Royalties (each as defined in the APA) as of the Closing Date and (b) $934,000 (the "Purchase Price").  In addition, the Buyer will assume certain liabilities associated with the Purchased Assets.  An amount of the Purchase Price equal to $50,000 will be held back for a 60-day period following the Closing in order to satisfy any adjustments to the Purchase Price or other indemnification obligations of the Seller.

The Company's board of directors has unanimously approved the APA.  The Closing is subject to certain closing conditions, including (i) that the representations and warranties of the parties contained in the APA are true and correct in all respects as of the date of the APA and as of the Closing Date, (ii) approval of the APA and the Sale of Assets by a majority of the Company's stockholders ("Stockholder Approval"), (iii) that no Material Adverse Effect (as defined in the APA) shall have occurred and no condition, event, fact, circumstances or other occurrence shall have occurred that could result in a Material Adverse Effect and (iv) various other customary conditions.  The Closing is scheduled to occur on or before September 17, 2010, unless such date is extended by the parties, assuming all closing conditions have been satisfied or waived by the applicable party at such time.  Subject to satisfaction of all closing conditions, the Company anticipates that the Sale of Assets will close soon after it receives Stockholder Approval.

The APA may be terminated under certain circumstances, including (i) by the mutual agreement of the Company, Seller and Buyer, (ii) by the Buyer (a) upon any material violation or breach by Seller or the Company of any covenant, agreement, representation or warranty contained in the APA, provided such violation or breach is not cured by the Seller or the Company or (b) upon the Seller's or the Company's failure to satisfy any of the conditions to Buyer's obligations to close, (iii) by the Seller (a) upon any material violation or breach by Buyer of any covenant, agreement, representation or warranty contained in the APA, provided such violation or breach is not cured by Buyer or (b) upon Buyer's failure to satisfy any of the conditions to the Seller's obligations to close, (iv) subject to certain limitations, by Buyer or Seller, if the Closing has not occurred on or before September 17, 2010, (v) by the Buyer if the Company's board of directors approve or recommend a Superior Proposal (as defined in the APA), (vi) by Buyer or the Company if the APA does not receive the requisite Stockholder Approval, or (vii) subject to certain limitations, by the Company if its the board of directors determines in good faith that it has received a Superior Proposal and that it is required to terminate the APA in order to comply with its fiduciary duties, and otherwise complies with certain terms of the APA.

In connection with the termination of the APA as a result of the Company proceeding with a Superior Proposal, the Company shall be obligated to pay a termination fee of $100,000 to the Buyer.   In addition, the Company shall also reimburse Buyer for its out-of-pocket expenses incurred in connection with the Sale of Assets, up to a maximum amount of $100,000.

The Company and the Seller have also jointly and severally agreed to indemnify the Buyer with respect to damages the Buyer suffers related to or resulting from any breach of the Company's and Seller's representations, warranties, covenants or agreements or any liability or obligation relating to the Company or the Seller or the Purchased Assets, other than Assumed Liabilities (as defined in the APA).  Subject to certain exceptions, the aggregate liability of the Company and the Seller for such losses will in no event exceed $250,000.

The Company has filed a copy of the APA as Exhibit 2.1 to this Current Report on Form 8-K and the summary of the terms of the APA herein is qualified in its entirety by reference to the APA itself and the APA is incorporated by reference herein.

Loan Modification Agreement

In connection with Sale of Assets, the Company, Seller, Danny  F. Cooke ("Cooke"), The William B. Hensley III and Cindy S. Hensley Living Trust (the "Trust") and Cindy S. Hensley ("Hensley") (the Company, Seller, Cooke, the Trust and Hensley are collectively referred to herein as the "Borrower Parties") and Crossroads Bank ("Crossroads") entered into a Loan Modification Agreement (the "LMA"), dated June 29, 2010, to be effective as of the Closing Date.  The LMA is modified by that certain Amendment to Loan Modification Agreement (along with the LMA, the "Modification Agreement"), dated August 16, 2010, to be effective as of the Closing Date, between the Company, Seller, Borrower Parties and Crossroads.

The Modification Agreement amends certain terms of the Business Loan Agreement and related loan documents (collectively, the "Loan Documents") dated August 14, 2009 between the Company and Crossroads.

The Modification Agreement provides for the waiver of any event of default by the Company under the Loan Documents.  Also, the Modification Agreement waives the Borrower Parties' obligations to comply with the Loan Documents' financial covenants.

The Modification Agreement requires Crossroads to amend its security interest (as evidenced by certain UCC financing statements (the "UCCs")) against the Company and Seller in order to comply with the terms of that certain Intercreditor Agreement dated as of April 15, 2004 between National City Bank of Indiana and First Federal Savings Bank of Wabash (predecessor to Crossroads).  Also, the Modification Agreement requires Crossroads to terminate its UCCs upon tender of the Payment Amount (as defined below).

The Modification Agreement requires Seller to, among other things, (i) sell certain of its assets to T-Shirt International, Inc. and tender $1,300,000.00 of the Purchase Price to Crossroads (the "Payment Amount"); (ii) tender payment to National City Bank/PNC ("NCB") in an amount necessary to cause NCB to terminate its security interest in certain of Seller's real estate and production machinery and equipment; (iii) transfer certain real property and tangible personal property (the "Remaining Property") to Crossroads (items (i), (ii) and (iii) are collectively referred to as the "Borrowers' Conditions").

Upon satisfaction of Borrowers' Conditions, Crossroads will release and discharge the Borrower Parties from any further obligation under the Loan Documents and shall release the collateral of Cooke, the Trust and Hensley, securing the Company's obligations under the Loan Documents.

Except as otherwise provided in the Modification Agreement, the Modification Agreement requires the Borrower Parties to comply with the terms and conditions of the Loan Documents.  Failure to comply with the Loan Documents, as amended by the Modification Agreement, will result in the acceleration of the Borrower Parties' obligations under the Loan Documents.

The foregoing description of the Loan Modification Agreement is qualified in its entirety by reference to the full text of the Modification Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The foregoing description of the Amendment to Loan Modification Agreement is qualified in its entirety by reference to the full text of the Modification Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 2.03

Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 above, with respect to the Modification Agreement, is hereby incorporated by reference into this Item 2.03.

Item 8.01

Other Events

The Sale of Assets is a critical step in the Company's Plan of Liquidation and Dissolution (the "Plan of Dissolution"), which is discussed in further detail below and is disclosed in the Company's Preliminary Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission (the "SEC") on August 17, 2010 (the "Proxy Statement"), and other relevant documents to be filed with the SEC in connection with the solicitation of stockholder approval of the Sale of Assets and the Plan of Dissolution.

Plan of Liquidation and Dissolution

The Plan of Liquidation and Dissolution (the "Plan of Dissolution") provides that the Company's Board of Directors will liquidate the Company's assets in accordance with any applicable provision of the General Corporation Law of the State of Delaware (the "DGCL"), including Sections 280 or 281.  The Company's Board of Directors may, at its option, cause the Company to follow the procedures set forth in Sections 280 and 281(a) of the DGCL, which provide for the Company to: (1) give notice of the dissolution to all persons having a claim against the Company and publish such notice, (2) offer to any claimant on a contract whose claim is contingent, conditional or unmatured security in an amount sufficient to provide compensation to the claimant if the claim matures, and petition the Delaware Court of Chancery to determine the amount and form of security sufficient to provide compensation to any such claimant who rejects such offer in accordance with Section 280 of the DGCL, (3) petition the Delaware Court of Chancery to determine the amount and form of security that would be reasonably likely to be sufficient to provide compensation for (A) claims that are the subject of pending litigation against the Company and not barred under Section 280, (B) claims of contingent creditors who have rejected the Company's offer of security, and (C) claims that have not been made known to the Company at the time of dissolution, but that, based on facts known to the Company, are likely to arise or become known within five years (or longer, but no more than 10 years, in the discretion of the Delaware Court of Chancery), (4) pay all claims made against the Company and not rejected, (5) post all security offered and not rejected and all security ordered by the Delaware Court of Chancery in accordance with Section 280 of the DGCL, and (6) pay or make provision for all other claims that are mature, known and uncontested or finally determined to be owing.  In connection with any such proceedings, the Court may appoint a guardian to protect the interests of unknown future claimants.

Notwithstanding the foregoing, the Company will not be required to follow the procedures described in Section 280 of the DGCL, and the adoption of the Plan of Dissolution by the Company's stockholders will constitute full and complete authority for our Board and officers, without further stockholder action, to proceed with the dissolution and liquidation of the Company in accordance with Section 281(b) of the DGCL, which requires the adoption of a plan of distribution pursuant to which the dissolved corporation is to pay or make reasonable provision for all claims and obligations known to the corporation, make such provision as is reasonably likely to compensate any claim against the corporation that is the subject of a pending action, and make such provision as is reasonably likely to compensate certain potential future claimants.  If there are insufficient assets, the Plan of Dissolution must provide for payment according to priority, and pro-rata distribution to creditors of equal priority.  Any remaining assets may be distributed to the Company's creditors or stockholders, as appropriate.

The foregoing description of the Plan of Dissolution is qualified in its entirety by reference to the full text of the Plan of Dissolution, a copy of which is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

The Company's stockholders are advised to carefully read the Proxy Statement and any other relevant documents filed with the SEC, and when they become available because those documents will contain important information about the Sale of Assets and the Plan of Dissolution.  Stockholders may obtain a free copy of the Proxy Statement and the Definitive Proxy Statement, when it becomes available, and other documents filed with the SEC, at the SEC's web site at http://www.sec.gov.

Forward-Looking Information Is Subject to Risk and Uncertainty

This Current Report on Form 8-K contains "forward-looking statements," as such term is used in the Securities Exchange Act of 1934, as amended.  Such forward-looking statements include those regarding the transaction between the Company, the Seller and the Buyer, the expected timing and completion of the transaction, estimates of retained proceeds from the transaction, and the process and anticipated results of a future dissolution of the Company.  When used herein, the words "anticipate," "believe," "estimate," "intend," "may," "will," "expect" and similar expressions as they relate to the Company are intended to identify such forward-looking statements.  Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties.  The Company's actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements.  Factors that could cause or contribute to such differences include: (1) we may not complete the transaction on the negotiated terms, within the expected timeframe or at all; (2) we may not obtain the approval of the transaction or a plan of dissolution by our stockholders; (3) we may not obtain governmental approvals of the transaction or satisfy other conditions required to close the transaction; (4) transaction fees and costs and expenses incurred in connection with a dissolution and wind-down of the Company may be greater than what we estimate; (5) economic conditions may vary and may negatively affect the performance of our business; (6) the effects of disruption from the transaction may make it more difficult to maintain relationships with our employees, franchisees, lender, business partners, vendors and other service providers; (7) the amount and timing of any distribution to our stockholders after completion of the transaction may vary due to various factors within and outside the Company's control; and (8) other risks and factors, as discussed in the Company's filings with the Securities and Exchange Commission, including the Risk Factors set forth in the Quarterly Report on Form 10-Q for the quarter ended May 30, 2010, which was previously filed with the Securities and Exchange Commission.  The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

2.1

Asset Purchase Agreement, dated August 16, 2010, by and among Next, Inc., Next Marketing, Inc., and T-Shirt International, Inc.†

2.2

Plan of Liquidation and Dissolution

10.1

Modification Agreement, dated as of June 30, 2010 and effective as of the Closing Date, by and among Next, Inc., Next Marketing, Inc., Danny  F. Cooke, The William B. Hensley III, Cindy S. Hensley Living Trust, Cindy S. Hensley and Crossroads Bank.

10.2

Amendment to Modification Agreement, dated as of August 16, 2010 and effective as of the Closing Date, by and among Next, Inc., Next Marketing, Inc., Danny  F. Cooke, The William B. Hensley III, Cindy S. Hensley Living Trust, Cindy S. Hensley and Crossroads Bank.

† Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT, INC.

Date:

August 20, 2010

By: /s/ David O. Cole

David O. Cole

Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.

Exhibit Description

2.1

Asset Purchase Agreement, dated August 16, 2010, by and among Next, Inc., Next Marketing, Inc., and T-Shirt International, Inc.†

2.2

Plan of Liquidation and Dissolution

10.1

Loan Modification Agreement, dated June 30, 2010 and effective as of the Closing Date, by and among Next, Inc., Next Marketing, Inc., Danny F. Cooke, The William B. Hensley III, Cindy S. Hensley Living Trust, Cindy S. Hensley and Crossroads Bank.

10.2

Amendment to Loan Modification Agreement, dated as of August 16, 2010, and effective as of the Closing Date, by and among Next, Inc., Next Marketing, Inc., Danny  F. Cooke, The William B. Hensley III, Cindy S. Hensley Living Trust, Cindy S. Hensley and Crossroads Bank.

† Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the SEC.